Real Estate Lease

                                     Between

                             Quimby Street Partners

                                  ("Landlord")

                                       and

                              Oregon Baking Company
                               dba "Marsee Baking"

                                   ("Tenant")

                                TABLE OF CONTENTS

1. Basic Lease Provisions and Identification of Exhibits.......................1
   1.1 Basic Lease Provisions..................................................1
   1.2 Identification of Exhibits..............................................2
   1.3 Master Lease............................................................2
2. Leased Premises.............................................................2
3. Term........................................................................2
4. Rent, Late Charge and Deposit...............................................2
   4.1 Monthly Rent............................................................2
   4.2 Late Charge.............................................................3
   4.3 Deposit.................................................................3
5. Taxes.......................................................................3
6. Utilities and Services......................................................3
7. Use.........................................................................4
   7.1 Permitted Uses..........................................................4
   7.2 Hazardous Waste and Materials...........................................4
8. Alterations.................................................................5
9. Maintenance, Repairs........................................................5
   9.1 Maintenance and Repairs by Landlord.....................................5
   9.2 Maintenance and Repairs by Tenant.......................................6
   9.3 Failure to Maintain.....................................................6
   9.4 Landlord's Duties.......................................................6
10. Removal of Tenant's Property...............................................7
11. Liens and Encumbrances.....................................................7
12. Assignment and Subletting..................................................7
13. Insurance and Indemnity....................................................8
    13.1 Insurance.............................................................8
    13.2 Indemnification.......................................................8
    13.3 Waiver of Subrogation.................................................9
14. Eminent Domain.............................................................9
15. Tenant's Default...........................................................9
    15.1 Remedies for Default.................................................10
    15.2 Legal Expenses.......................................................11
16. Default by Landlord.......................................................11
17. Damage or Destruction.....................................................11
    17.1 Damage...............................................................11
    17.2 Business Interruption................................................12
    17.3 Tenant Improvements..................................................12
    17.4 Express Agreement....................................................12
18. Subordination and Attornment..............................................12
    18.1 Subordination........................................................12
    18.2 Attornment...........................................................12
    18.3 Tenant's Certificate.................................................13
19. Access by Landlord........................................................13
20. Surrender or Abandonment of Leased Premises...............................13
    20.1 Surrender of Possession..............................................13

    20.2 Abandonment..........................................................13
21. Quiet Enjoyment...........................................................14
22. Signs.....................................................................14
23. Holdover..................................................................14
24. Miscellaneous.............................................................15
    24.1 Tenant Defined.......................................................15
    24.2 Recording............................................................15
    24.3 Notices..............................................................15
    24.4 Joint Obligation.....................................................15
    24.5 Time.................................................................15
    24.6 Prior Agreements.....................................................15
    24.7 Choice of Law........................................................16
    24.8 Parking..............................................................16
    24.9 Other................................................................16


Exhibit A Building Schematic
Exhibit B Option to Renew
Exhibit C Tenant improvements
Exhibit D Master Lease

                                Real Estate Lease

         THIS LEASE is made and entered into this _____ day of May, 1995 between Quimby Street Partners ("Landlord"), and Oregon Baking Company dba "Marsee Baking" ("Tenant").

1. BASIC LEASE PROVISIONS AND IDENTIFICATION OF EXHIBITS.

   1.1 Basic Lease Provisions.
       ----------------------

Leased Premises:           Approximately  8,800  square feet of  rentable  floor
                           area,  located at 2277 NW Quimby,  Portland,  Oregon,
                           97210.

Lease Term:                Five Years

Commencement Date:         July 1, 1995

Monthly Rent:              For the period from July 1, 1995,  through August 31,
                           1995,  Tenant shall pay a monthly rent of $0.00.  For
                           the period from September 1, 1995,  through  December
                           31,  1995,   Tenant  shall  pay  a  monthly  rent  of
                           $3,498.00. For the period from January 1, 1996, through December 31, 1996, Tenant shall pay a monthly rent of $3,800.00. For the period from January 1, 1997, through December 31, 1997, Tenant shall pay a monthly rent of $4,048.00. For the period from January 1, 1998, through December 31, 1998, Tenant shall pay a monthly rent of $4,498.00. For the period from January 1, 1999 through June 30, 2000, Tenant shall pay a monthly rent of $5,016.00.

Permitted Uses:            Full Service Bakery

Tenant's
Representative:            Howard Wasserteil

Real Estate Broker         Deborah M. Thomas

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 1

   1.2 Identification of Exhibits.
       --------------------------

       The Exhibits identified below and attached to this Lease are incorporated in this Lease by reference.

       Exhibit A:                  Building Schematic
       Exhibit B:                  Option to Renew
       Exhibit C                   Tenant Improvements
       Exhibit D                   Master Lease

   1.3 Master Lease.
       -------------

       Except as otherwise provided in this Lease Agreement, Tenant agrees to be bound by all obligations of the Leasee under the Master Lease attached hereto as Exhibit D, and Tenant agrees that it will not act or fail to act in such a manner as to cause Landlord to be in default under the terms of the Master Lease.

2. LEASED PREMISES.

   Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, subject to and with the benefit of the terms and provisions of this Lease, the Leased Premises located in and the improvements which are located on the real property described in subsection 1.1. The real property and improvements are hereinafter referred to as the "Building."

3. TERM.

   This Lease shall be in effect for the period of time specified in Section 1.1 known as "Lease Term" and hereinafter referred to as the "Term."

4. RENT, LATE CHARGE AND DEPOSIT.

   4.1 MONTHLY RENT.
       ------------

       Commencing on the Commencement Date, Tenant shall pay to Landlord, without notice or demand and without any deduction whatsoever, the monthly sums set forth in Subsection 1.1, above, (the "Monthly Rent"), which Tenant shall pay in advance on or before the first day of each calendar month of the Term.

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 2

   4.2 Late Charge.
       -----------

       If any Monthly Rent installment is not received by Landlord from Tenant by the tenth (10th) day of the month for which such installment is due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such installment.

   4.3 Deposit.
       --------

       Upon execution of this Lease, Tenant shall be responsible for a deposit equal to the last month's Monthly Rent ($5,016.00) as set forth in
       Section 1.1. Such deposit shall be held by Landlord and applied toward payment of the last month's rent of this Lease or in payment of Landlord's damages in the event of any default hereunder by Tenant. Such amount does not represent the full rent for the last month of this Lease but shall be applied in partial payment thereof.

5. TAXES.

   Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed during the Term upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Leased Premises.

   Tenant shall be liable for, and shall pay throughout the Term, all license and excise fees and business and occupation taxes covering the business conducted on the Leased Premises.

   Landlord shall pay when due, all real property taxes and assessments levied against the Building. However, if a separate assessment or identifiable tax increase arises because of improvements to the Leased Premises, then Tenant shall pay 100 percent of such increase.

6. UTILITIES AND SERVICES.

   Tenant shall pay before delinquency, at its sole cost and expense, all charges for water, gas, heat, electricity, telephone service, sewer service charges, and all other services or utilities used in, upon or about the Leased Premises during the Lease Term. In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities to the Leased Premises.

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 3

7. USE

   7.1 Permitted Uses.
       ---------------

       Tenant shall not use or permit or allow the use of the Leased Premises for any business or purpose other than set forth in Subsection 1.1 above. Tenant shall not do or permit anything to be done in or about the Leased Premises or bring or keep anything therein which will in any way increase the existing rate or premiums or affect any fire or other insurance upon the Leased Premises or the Building, or cause a cancellation of any insurance policy covering the Leased Premises or the Building or any part thereof or any of its contents. Tenant shall not do or permit or allow anything to be done in or about the Leased Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building. Tenant shall, at its sole cost and expense, promptly comply with all local, state and federal laws.

   7.2 Hazardous Waste and Materials.
       ------------------------------

      (a) Tenant shall not dispose of or otherwise allow the release of any hazardous waste or materials in, on or under the Leased Premises, or any adjacent property, or in any improvements placed on the Leased Premises. Tenant represents and warrants to Landlord that Tenant's intended use of the Leased Premises does not involve the use, production, disposal or bringing on to the Leased Premises of any hazardous waste or materials. As used herein, the term "hazardous waste or materials" includes any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) by any federal, state or local statute, regulation, rule or ordinance now or hereafter in effect. Tenant shall promptly comply with all statutes, regulations and ordinances, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of hazardous waste or materials in, on or under the Leased Premises or any adjacent property, or incorporated in any improvements, at Tenant's expense.

      (b) Landlord may, but is not obligated to, enter upon the Leased Premises and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Leased Premises. Tenant shall reimburse Landlord for the full amount of all costs and expenses incurred by Landlord in connection with such compliance activities, and such obligation shall continue even after

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 4
          the   termination  of  this  Lease.   Tenant  shall  notify   Landlord
          immediately of any release of any hazardous waste or materials on the Leased Premises.

      (c) Tenant agrees to indemnify and hold Landlord harmless against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitations, attorneys' fees and disbursements) which may be imposed on, incurred or paid by, or asserted against Landlord or the Leased Premises by reason of, or in connection with (1) any misrepresentation, breach of warranty or other default by Tenant under this Lease, or (2) the acts or omissions of Tenant, or any subtenant or other person for whom Tenant would otherwise be liable, resulting in the release of any hazardous waste or materials.

8. ALTERATIONS.

   Tenant shall not make any alterations, additions or improvements in or to the Leased Premises without the prior written consent of Landlord, which consent may be subject to such conditions as Landlord may reasonably deem appropriate. Tenant acknowledges that the Lessor under the Master Lease must approve any Tenant and all such alterations, additions, and improvements.

9. MAINTENANCE, REPAIRS.

   9.1 Maintenance and Repairs by Landlord.
       ------------------------------------

       Landlord shall have any roof or skylight leaks repaired prior to turning over the premises to the Tenant. Landlord shall be responsible for the roof, structural walls and foundation of the Leased Premises during the Lease Term. Landlord shall repair and maintain in good order and condition the Building's roof and the exterior of the structure itself. However, if such maintenance and repair becomes necessary in whole or in part due to the act, neglect, fault or omission of any duty by Tenant, its employees, agents, licensees, customers, guests or invitees, or due to damage caused by actual or attempted breaking and entering of the Leased Premises or other unauthorized entry of the Leased Premises, such maintenance and repair shall be undertaken by Landlord at Tenant's expense. There shall be no abatement of rent and no liability of Landlord by reason of any interference with Tenant's business arising from the

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 5
       making of any repairs, alterations or improvements to any portion of the Building so long as Landlord is making reasonable good faith efforts to minimize such interference.

   9.2 Maintenance and Repairs by Tenant.
       ----------------------------------

       Tenant by occupying the Leased Premises accepts same as being in good and tenantable condition in accordance with Landlord's obligations. Tenant acknowledges that Landlord has made no representations or warranties respecting the condition of the Leased Premises or the Building, except as specifically set forth in this Lease. Tenant shall at Tenant's sole expense keep the Leased Premises and all interior partitions, door surfaces, glass, fixtures, equipment (including HVAC and electrical systems) and appurtenances (including lighting and plumbing fixtures) in good and sanitary condition and repair, ordinary wear and tear excepted. Tenant shall also maintain the sidewalks and landscaping surrounding the Premises. Tenant shall at the expiration or termination of the Term surrender to Landlord the Leased Premises and all alterations, additions and improvements in the same condition as when received, ordinary wear and tear excepted.

   9.3 Failure to Maintain.
       --------------------

       If Tenant fails to keep and preserve the Leased Premises as set forth in Subsection 9.2, above, Landlord may, at its option, put or cause the same to be put in the condition and state of repair agreed upon, and in such case, upon receipt of written statements from Landlord, Tenant shall promptly pay the entire cost thereof. Landlord shall have the right, without liability, to enter the Leased Premises for the purpose of making such repairs upon the failure of Tenant to do so with fifteen (15) days notice to Tenant, unless Landlord deems entry necessary without notice due to an emergency.

   9.4 Landlord's Duties.
       ------------------

       Landlord shall not be in default under this Lease or liable for any damages resulting from or incidental to, nor shall it be an actual or constructive eviction of the Tenant, nor shall the rent be abated by reason of failure to make any repair or to perform any maintenance, unless such failure shall persist for an unreasonable time after written notice of the need for such repair or maintenance is given to Landlord by Tenant. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of such services.

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 6

10. REMOVAL OF TENANT'S PROPERTY.

    Furnishings, trade fixtures and equipment installed in the Leased Premises at the expense of the Tenant shall remain the property of Tenant and upon expiration and termination of this Lease, Tenant shall be conclusively deemed to have abandoned all personal property not previously removed. If requested in writing by Landlord, within 30 days prior to the end of the term of this Lease, Tenant shall, prior to surrender of the Premises, remove specific alterations, additions, improvements or installations made to the Premises by Tenant following commencement of this Lease, and shall repair all damage to the Premises caused by such removal and restore the Premises to the condition in which they were prior to the installation of the items so removed. All other fixtures, alterations, additions, improvements and/or appurtenances attached to or built into the Leased Premises prior to or during the Term of this Lease, whether built at Landlord's expense or at the expense of Tenant, shall be and remain part of the Leased Premises and shall not be removed by Tenant at the end of the Term unless Landlord agrees in writing thereto. All such fixtures and improvements which remain a part of the Leased Premises on termination or expiration include without limitation; all floor coverings, drapes, paneling, molding, doors, walls and fixed partitions, vaults, plumbing systems, electrical systems, lighting systems, silencing equipment, all fixtures and outlets for the systems mentioned above, and any special flooring or ceiling installations. As used in this agreement, "trade fixtures" are defined as removable items of personal property brought on the Leased Premises by Tenant which are necessary to carry on Tenant's trade or business. Tenant shall be obligated to pay rent until the removal of all trade fixtures, furnishings and equipment is completed.

11. LIENS AND ENCUMBRANCES.

    Tenant shall keep the Leased Premises and the Building, free from any liens or encumbrances arising out of any work performed, materials furnished or obligations incurred by Tenant, and shall indemnify and hold Landlord harmless from any and all costs, liability or expenses (including attorneys' fees) arising therefrom.

12. ASSIGNMENT AND SUBLETTING.

    Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, nor sublet the whole or any part of the Leased Premises, nor shall this Lease or any interest hereunder be assignable or transferable by operation of law or by any process or proceeding of any court, or otherwise without the prior written consent of Landlord.

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 7

13. INSURANCE AND INDEMNITY.

    13.1 Insurance.
         ----------

         During the entire Term, Tenant shall, at its expense, maintain adequate liability insurance with an insurance company or companies acceptable to Landlord with a combined single limit of $1,000,000 for personal injuries and property damage, to indemnify both Landlord and Tenant against any such claims, demands, losses, damages, liabilities and expenses. Landlord and Lessor under the Master Lease, shall be named as additional insureds and shall be furnished with a certificate of such insurance, which shall bear an endorsement that the same shall not be canceled except upon not less than thirty (30) days prior written notice to Landlord. Tenant shall also at its own expense maintain, during the Term, all-risk insurance covering its furniture, fixtures, equipment and inventory in an amount equal to the replacement cost thereof, and insurance covering all plate glass and other glass on the Leased Premises. Tenant shall provide Landlord with copies of the policies of insurance or certificates thereof.

    13.2 Indemnification.
         ----------------

         Landlord shall not be liable for injury to any person, or for the loss of or damage to any property (including property of Tenant) occurring in or about the Leased Premises from any cause whatsoever, except for Landlord's negligence or willful misconduct. Tenant hereby indemnifies and holds Landlord harmless from and against and agrees to defend Landlord against any and all claims, charges, liabilities, obligations, penalties, damages, costs and expenses (including attorneys' fees) arising, claimed, charged or incurred against or by Landlord from any matter or thing arising from Tenant's use of the Leased Premises, the conduct of its business or from any activity, work or other things done, permitted or suffered by the Tenant in or about the Leased Premises, and Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part or to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorneys' fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason of such claim. Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. The indemnification provided for

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 8
         in this paragraph with respect to any acts or omission during the Term of this Lease shall survive any termination or expiration of this Lease. Landlord shall not be liable for interference with light or air or view or for any latent defect in the Leased Premises. Tenant shall promptly notify Landlord of casualties or accidents occurring in or about the Leased Premises.

    13.3 Waiver of Subrogation.
         ----------------------

         Landlord and Tenant hereby mutually release each other from liability and waive all right of recovery against each other, their agents, employees, customers and invitees for any loss in or about the Leased Premises, from perils insured against under their respective fire and all-risk insurance contracts, including any extended coverage endorsements thereof, whether due to negligence or any other cause; provided that this Subsection shall be inapplicable if it would have the effect, but only to the extent it would have the effect, of invalidating any insurance coverage of Landlord or Tenant. Each party agrees to use best efforts to obtain such an agreement from its insurer if the policy does not expressly permit a waiver of subrogation.

14. EMINENT DOMAIN.

         If a condemning authority takes title by eminent domain or by agreement in lieu thereof to the entire Building or a portion sufficient to render the Premises unsuitable for Tenant's use, then either party may elect to terminate this Lease effective on the date that possession is taken by the condemning authority. Rent shall be reduced for the remainder of the Term in an amount proportionate to the reduction in area of the Premises caused by the taking. All condemnation proceeds shall belong to Landlord, and Tenant shall have no claim against Landlord or the condemnation award because of the taking.

15. TENANT'S DEFAULT.

    Any of the following shall constitute a default by Tenant under this Lease:

     (a) Tenant's failure to pay rent or any monetary obligation under this Lease within 10 days after it is due.

     (b) Tenant's insolvency, business failure or assignment for the benefit of its creditors. Tenant's commencement of proceedings under any provision of any bankruptcy or insolvency law or failure to obtain dismissal of any petition filed against it under such laws within the

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 9
          time required to answer; or the appointment of a receiver for Tenant's properties.

     (c)  Assignment or subletting by Tenant in violation of Section 12.

     (d) Vacation or abandonment of the premises without the written consent of Landlord or failure to occupy the Premises within 20 days after notice tendering possession.

     (e) Tenant's failure to comply with any other term or condition of this Lease or any act or omission by Tenant causing Landlord to be in default of its obligations under this Master Lease within twenty (20) days following written notice from Landlord specifying the noncompliance. If such noncompliance cannot be cured within the twenty
          (20) day period, this provision shall be satisfied if Tenant commences correction within such period and thereafter proceeds in good faith and with reasonable diligence to effect compliance as soon as possible.

    15.1 Remedies for Default.
         ---------------------

         In case of default as described in Section 15, Landlord shall have the right to the following remedies which are intended to be cumulative and in addition to any other remedies provided under applicable law:

          (a) Landlord may at its option terminate the Lease by notice to Tenant. With or without termination, Landlord may retake possession of the Premises and may use or relet the Premises without accepting a surrender or waiving the right to damages. Following such retaking of possession, efforts by Landlord to relet the Premises shall be sufficient if Landlord follows its usual procedures for finding Tenant's for the space at rates not less than the current rates for other comparable space in the Building.

          (b) Landlord may recover all damages caused by Tenant's default which shall include an amount equal to rentals lost because of the default, lease commissions paid for this Lease, and the unamortized cost of any tenant improvements installed by Landlord to meet Tenant's special requirements. Landlord may sue periodically to recover damages as they occur throughout the Lease Term, and no action for accrued damages shall bar a later action for damages subsequently accruing. Landlord may elect in

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 10
               any one action to recover accrued damages plus damages attributable to the remaining term of the Lease. Such damages shall be measured by the difference between the rent under this Lease and the reasonable rental value of the Premises for the remainder of the Term discounted to the time of judgment at the prevailing interest rate on judgments.

          (c) Landlord may make any payment or perform any obligation which Tenant has failed to perform, in which case Landlord shall be entitled to recover from Tenant upon demand all amounts so expended, plus interest from the date of the expenditure at the rate of one and one-half percent (1.5%) per month. Any such payment or performance by Landlord shall not waive Tenant's default.

    15.2 Legal Expenses.
         ---------------

         If either party is required to bring or maintain any action (including assertion of any counterclaim or cross-claim, or claim in a proceeding in bankruptcy, receivership or any other proceeding instituted by a party hereto or by others), or otherwise refers this Lease to an attorney for the enforcement of any of the covenants, terms or conditions of this Lease, the prevailing party in such action shall, in addition to all other payments required herein, receive from the other all the costs incurred by the prevailing party including reasonable attorneys' fees which the prevailing party incurred on any appeal.

16. DEFAULT BY LANDLORD.

    Landlord  shall  not  be  in  default  unless   Landlord  fails  to  perform
    obligations required of Landlord within thirty (30) days after written notice by Tenant to Landlord which describes the default; provided, however, that if the nature of Landlord's obligation is such that more than thirty
    (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

17. DAMAGE OR DESTRUCTION.

    17.1 Damage.
         -------

         In case of damage to the Leased Premises or the Building by fire or other casualty, Tenant shall give immediate notice to Landlord. To the extent that the Premises are rendered untenantable, the Rent shall proportionately abate, except in the event such damage resulted or was contributed to directly or indirectly from the act, fault or neglect of

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 11

         Tenant, Tenant's officers, contractors, agents, employees, invitees or licensees.

    17.2 Business Interruption.
         ----------------------

         No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Leased Premises or of the Building. Landlord shall use its best efforts to effect such repairs promptly. However, if Building sustains damage of fifty (50) percent or more, either party may terminate Lease upon written notice of at least ten
         (10) days.

    17.3 Tenant Improvements.
         --------------------

         Landlord will not carry insurance of any kind on any of Tenant's improvements or on Tenant's furniture or furnishings or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same.

    17.4 Express Agreement.
         ------------------

         The provisions of this Section shall be considered an express agreement governing any case of damage or destruction of the Building or Leased Premises by fire or other casualty.

18. SUBORDINATION AND ATTORNMENT.

    18.1 Subordination.
         --------------

         This Lease shall be subordinate to any existing or future mortgages or deeds of trust on the Building or on the leasehold interest held by Landlord, and to any extensions, renewals, or replacements thereof. At the request of Landlord, Tenant shall promptly execute and deliver all instruments which may be appropriate to further secure and document such subordination.

    18.2 Attornment.
         -----------

         If the interest of Landlord is transferred to any person or entity by reason of foreclosure or other proceedings for enforcement of any mortgage, deed of trust or security or by delivery of a deed in lieu of foreclosure or other proceedings, Tenant shall upon delivery to Tenant

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 12
         by said transferee of a nondisturbance agreement, immediately and automatically attorn to such person or entity. In event of such transfer, this Lease and Tenant's rights hereunder shall continue undisturbed so long as Tenant is not in default.

    18.3 Tenant's Certificate.
         ---------------------

         Tenant shall at any time and from time to time upon not less than three
         (3) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and
         (c) setting forth the date of commencement of rents. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building.

19. ACCESS BY LANDLORD.

         Landlord or Landlord's employees, agents, and contractors shall have the right to enter the Leased Premises with reasonable notice to examine the same or to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable. If Tenant is not personally present to permit entry and an entry is necessary, Landlord may in case of emergency forcibly enter the same, without rendering Landlord liable therefor. Nothing contained herein shall be construed to impose upon Landlord any duty of repair of the Leased Premises or Building except as otherwise specifically provided for herein.

20. SURRENDER OR ABANDONMENT OF LEASED PREMISES.

    20.1 Surrender of Possession.
         ------------------------

         Tenant shall promptly yield and deliver to Landlord possession of the Leased Premises at the termination of this Lease. Landlord may place and maintain a "For Rent" sign in conspicuous places on the Leased Premises not more than sixty (60) days prior to the termination of this Lease.

    20.2 Abandonment.
         ------------

         Should Tenant vacate or abandon the Leased Premises or be dispossessed by process of law or otherwise for more than five (5) business days,

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 13
         such abandonment, vacation or dispossession shall be deemed a breach of this Lease, and, in addition to any other rights which Landlord may have, Landlord may remove any personal property belonging to Tenant which remains on the Leased Premises and store the same, the cost of such removal and storage to be charged to the account of Tenant.

21. QUIET ENJOYMENT.

    Tenant, upon fully complying with and promptly performing all of the terms, covenants and conditions of this Lease on its part to be performed, and upon the prompt and timely payment of all sums due hereunder, shall have and quietly enjoy the Leased Premises for the Term set forth herein as against any adverse claim of Landlord or any party claiming under Landlord.

22. SIGNS.

    Tenant shall not place or suffer to be placed on the exterior walls of the Leased Premises or upon the roof or any exterior door or wall or on the exterior or interior of any window thereof any sign, awning, canopy, marquee, advertising matter, decoration, letter or other thing of any kind, without the prior written consent of Landlord.

23. HOLDOVER.

    23.1 If Tenant does not vacate the Leased Property at the time required, Landlord shall have the option to treat Tenant as a tenant from month-to-month, subject to all of the provisions of this lease except the provisions for term and renewal (and at a rental rate equal to 150% of the rent last paid by Tenant during the original term), or to eject Tenant from the Leased Property and recover damages caused by wrongful holdover. Failure of Tenant to remove fixtures, furniture, furnishings, or trade fixtures that Tenant is required to remove under this lease shall constitute a failure to vacate to which this section shall apply if the property not removed will substantially interfere with occupancy of the Leased Property by another tenant or with occupancy by Landlord for any purpose including preparation for a new tenant.

    23.2 If a month-to-month tenancy results from a holdover by Tenant under this section [sic] 23, the tenancy shall be terminable at the end of any monthly rental period on written notice from Landlord given not less than ten (10) days prior to the termination date which shall be specified in the notice. Landlord waives any notice that would otherwise by provided by law with respect to a month-to-month tenancy.

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 14

24. MISCELLANEOUS.

    24.1 Tenant Defined.
         ---------------

         The word "Tenant" as used herein shall mean each and every person, partnership or corporation who is mentioned as a Tenant herein or who executes this Lease as Tenant.

    24.2 Recording.
         ----------

         Tenant shall not record this Lease without the prior written consent of Landlord.

    24.3 Notices.
         -------

         Any notice required in accordance with any of the provisions herein if to Landlord shall be delivered or mailed by registered or certified U.S. mail to the address of Landlord as set forth by the signature of the Parties, or at such other place as Landlord may in writing from time to time direct to Tenant, and if to Tenant, shall be delivered or mailed by registered or certified mail to Tenant at the Leased Premises. If there is more than one Tenant, any notice required or permitted hereunder may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. Notices shall be deemed received on the date hand delivered or on the date that is three (3) days after proper mailing if sent by registered or certified U.S. mail.

    24.4 Joint Obligation.
         ----------------

         If there be more than one Tenant, the obligations hereunder imposed shall be joint and several.

    24.5 Time.
         ----

         Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

    24.6 Prior Agreements.
         -----------------

         This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 15
         effective for any purpose. No provisions of this Lease me be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

    24.7 Choice of Law.
         --------------

         This Lease shall be governed by the laws of the state in which the Leased Premises are located.

    24.8 Parking.
         -------

         Tenant shall have exclusive rights to the loading and parking areas as they currently exist.

    24.9 Other.
         ------

         Existing racking (blue metal) shall remain on the premises for Tenant's use during the Lease Term.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above set forth.


LANDLORD                                            TENANT
Quimby Street Partners                              Oregon Baking Company
PO Box 529                                          dba "Marsee Baking"
Eugene, OR 97440                                    2277 NW Quimby Street
                                                    Portland, OR 97210

/s/ Illegible, Partner                              /s/ Howard Wasserteil, Pres.
-------------------------                           ----------------------------




                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 16

                                    Exhibit B


Quimby Street Partners
Real Property Lease


Option to Renew.
----------------


If Tenant is not then in default, Tenant shall have the right and option to renew this Lease for an additional five (5) year term commencing July 1, 2000 and terminating June 30, 2005. In the event Tenant exercises the option to renew, Tenant shall give Landlord written notice of intent to renew not less than ninety (90) days and not more than one-hundred eighty (180) days prior to the end of the original Term. In the event Tenant is not in default and gives the notice to Landlord within the time set forth above, this Lease shall be renewed for a period of five (5) years upon the same terms and conditions as set forth herein except for rent which shall be mutually agreed upon by both parties.

If Tenant is not then in default, Tenant shall have the right and option to renew this Lease for an additional five-year term commencing July 1, 2005, and terminating June 30, 2010. In the event Tenant exercises the option to renew, Tenant shall give Landlord written notice of intent to renew not less than ninety (90) days and not more than one-hundred eighty (180) days prior to the end of the first option term. In the event Tenant is not in default and gives the notice to Landlord within the time set forth above, this Lease shall be renewed for a period of five (5) years upon the same terms and conditions as set forth herein except for rent which shall be mutually agreed upon by both parties.

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 17

                                    Exhibit C
                               Tenant Improvements


Quimby Street Partners
Real Property Lease


Tenant Improvements
-------------------

Landlord shall:


         1. Remove all unused conduit and wiring located in the warehouse area including the ceiling.

         2. Paint interior of warehouse space including walls and ceiling. Method of application to be approved by Tenant.

         3. Paint the west side and all trim on the exterior of the building.

         4. Provide up to $10,000 for floor improvements.


Tenant shall:


         1. Install two (2) ADA compliant restrooms.

         2. Install Heating, Ventilation, and Air Conditioning systems (HVAC) as necessary for Tenant's use.

         3. Provide all other improvements necessary for Tenant's use.

            Tenant shall have the right to make improvements to the premises as are necessary for the ordinary conduct of business. Such Tenant's work shall not proceed until Landlord's written approval of each of the following items:

               (a)  Tenant's contractor;
               (b) public liability and property damage insurance carried by Tenant or its contractor; and
               (c) schematic plans and specification which shall beprepared [sic] by Tenant or Tenant's Planner at Tenant's expense.

                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 18

All such Tenant's work shall be done in strict conformity with such final plans and specifications. Tenant shall be responsible for obtaining any necessary building permits and all work shall be performed in accordance with the building permits and all applicable governmental regulations.



                                                         Please Initial
                                                    /s/ Illegible   /s/ HW
                                                    -------------   ---------
                                                    Landlord        Tenant
Lease Agreement - 19

                                    Exhibit D
                                 LEASE AGREEMENT

BETWEEN: J.H. May and Agnes E. May                           ("Lessor")
         7810 S.W. May Way
         -------------------------
         Portland, OR  97225
         -------------------------

AND:     E. Danell Giustina and                              ("Lessee")
         James Ivory
         P.O. Box 529
         Eugene, Oregon 97440-0529

EFFECTIVE
DATE:    March 1, 1994
         -------------------------

                                    RECITALS
                                    --------

A. Lessor is the owner of that certain real property located in Portland, Multnomah County, Oregon, and more particularly described as follows (the "Leased Property"):

         2277 N.W. Quimby, legally described as Lots 17 and 18, Block 309, Couch's Addition to the City of Portland, together with the following improvements:

         A concrete building of approximately 8,800 square feet.

B. Lessee desires to lease the Leased Property from Lessor, and Lessor desires to lease the Leased Property to Lessee, upon the terms and conditions described below:

                                    AGREEMENT
                                    ---------

1. TERM OF LEASE.

   1.1 INITIAL TERM. Lessor leases to Lessee the Leased Property for an initial term of twenty-five (25) years commencing March 1, 1994.

   1.2 RENEWAL TERM. If Lessee is not in default at the time the option is exercised, or at the time the renewal term is to commence, Lessee shall have the option to renew this lease for one successive term of ten (10) years, as follows:

        1.2.1 The option may be exercised by written notice to Lessor given not less than one hundred eighty (180) days prior to the last day of the initial 25-year term. The giving of such notice shall be sufficient to make the lease binding for the renewal term without further act of the parties.

LEASE AGREEMENT - 1

        1.2.2 The terms and conditions of the lease for the renewal term shall be identical with those set forth herein, with rent to be determined in accordance with Section 2.2 below.

   1.3 EXTENSION OF LEASE TERM. If, during the initial lease term or the renewal term, Lessee constructs or installs improvements on the Leased Property which is capable of being amortized or depreciated under the Internal Revenue Code for a period exceeding the remainder of the lease term, including any option to renew, Lessee shall have the option to extend the lease term to a date through and including the expiration of the applicable amortization or depreciation period applicable to said improvement(s); provided, however, that Lessor shall have the right, at Lessor's option, to reimburse Lessee an amount equal to the unamortized or nondepreciable portion of said improvements existing on the date of the expiration of the lease term, including any renewal term, in which event the extension provided for hereunder shall not apply; and provided further, that said extension shall not apply in the event Lessee shall be entitled to deduct the unamortized or nondepreciable portion of the improvements upon the expiration of the lease term, including any renewal term. The foregoing notwithstanding, Lessee shall not be entitled to extend the lease term more than five (5) years beyond the expiration of the renewal term described in Section
1.2 above.

2. RENTAL. Rent for the initial term and the renewal term, if any, shall be and payable on the 1st day of each month, in the following amounts:


   2.1 BASE RENT. For the first three (3) years of the initial term, the sum of $2,675.00 per month.

   2.2 RENTAL ADJUSTMENT. On each third anniversary date of the rental commencement date described in Section 1.1 above, including any renewal term, the base rent shall be adjusted in the same percentage as the increase, if any, in the CONSUMER PRICE INDEX published by the UNITED STATES DEPARTMENT OF LABOR, BUREAU OF LABOR STATISTICS (the "Index"), for the Portland, Oregon Metropolitan area. The change shall be computed by comparing the Index for the latest available month preceding the month in which the adjustment is to be made with the same month of the year three years prior; provided, however, that in no event shall the monthly base rental be increased less than 2% per year or more than 5% per year compounded per adjustment period. If the Index cited above is revised or discontinued, reference shall be made to the nearest comparable data customarily used at that time in commercial real estate leases in the Portland, Oregon Metropolitan area.

3. TAXES, INSURANCE AND UTILITIES.

   3.1 PROPERTY TAXES. Lessee shall pay as due all taxes on its personal property located on the Leased Property. Lessee shall pay when due all real property taxes and any and all special assessments levied against the Leased Property and attributable to the term of this lease, including any renewal term.

LEASE AGREEMENT - 2

Such taxes and assessments for the initial year and the final year of the lease term, including any renewal term, shall be prorated between Lessor and Lessee effective the inception date and the expiration date, respectively. As used herein, real property taxes include any fee or charge relating to the ownership, use or rental of the Leased Property, other than taxes on the net income of Lessor or Lessee.

   3.2 INSURANCE. Lessee agrees to obtain and maintain the following insurance coverages during the term of this lease, and any renewal thereof:

       3.2.1 Lessee shall be responsible for procuring and maintaining comprehensive general liability insurance with a responsible company with limits of liability in an amount at least equal to $1,000,000 per occurrence, and $500,000 for damage to property. Such insurance shall cover all risks arising directly or indirectly out of Lessee's activities on or any condition of the premises, whether or not related to an occurrence caused or contributed to by Lessor's negligence.

       3.2.2 Lessee shall keep the Leased Property and all improvements thereon insured at Lessee's expense against fire and other risks covered by a standard fire insurance policy with an endorsement for extended coverage. Lessee shall also be responsible for procuring and maintaining insurance on any personal property brought upon the Leased Property by Lessee.

       3.2.3    All insurance  policies  required  under the  provisions of this
                Section 3 shall name Lessor as an additional insured and shall bear endorsements requiring at least 10-days' written notice to Lessor prior to any change or cancellation, and certificates evidencing such insurance shall be delivered to Lessor as soon as practicable following the execution of this Agreement.

   3.3 WAIVER OF SUBROGATION. Neither party shall be liable to the other (or to the other's successors or assigns) for any loss or damage caused by fire or any of the risks enumerated in a standard fire insurance policy with an extended coverage endorsement, and in the event of an insured's loss, neither party's insurance company shall have a subrogated claim against the other. This waiver shall be valid only if the insurance policy in question permits waiver of subrogation or if the insurance company agrees in writing that such a waiver will not affect coverage under the policies. Each party agrees to use best efforts to obtain such an agreement from its insurer if the policy does not expressly permit a waiver of subrogation.

         3.4 UTILITIES. Lessee agrees to pay all charges for utilities servicing the Leased Property.

LEASE AGREEMENT - 3

4. MAINTENANCE AND IMPROVEMENTS.

   4.1 MAINTENANCE OF LEASED PROPERTY. Lessor agrees to repair the existing leaks around the skylights on the roof of the Leased Property at or immediately following the inception of this lease. Except for said roof repairs, Lessee shall maintain the Leased Property in good condition and shall not commit, permit, or suffer waste to the Leased Property, and Lessee shall be responsible for any subsequent repairs and maintenance of any kind whatsoever which shall be necessary during the term of this lease, including any renewal term. Upon expiration or earlier termination of this lease, Lessee agrees to surrender possession of the Leased Property to Lessor in substantially the same or better condition as it was as of the effective date of this Agreement.

   4.2 IMPROVEMENTS. Lessee shall have the right to construct improvements and make alterations to the Leased Property with the written consent of Lessor, which consent shall not be unreasonably withheld. Any and all improvements constructed, installed, erected or performed upon the Leased Property, and which are affixed or installed in such a manner as to become a part of the Leased Property (the "Improvements") during the term of this lease, including any renewal terms, shall, at Lessor's option, become and remain the property of Lessor at the expiration or earlier termination of this lease (including any renewal terms).

5. PEACEFUL ENJOYMENT AND INDEMNIFICATION.

   5.1 LESSOR'S WARRANTY. Lessor warrants that it is the owner of the Leased Property and has the right to enter into this Agreement. Lessor will defend Lessee's right to quiet enjoyment of the Leased Property from the lawful claims of all persons during the lease term, and any renewal thereof.

   5.2 INDEMNIFICATION. Lessee shall indemnify and defend Lessor from any claim, loss or liability arising out of or relating to any activity of Lessee on or about the Leased Property or any condition of the Leased Property in the possession or under the control of Lessee, including any such claim, loss, or liability that may be caused or contributed in whole or in part by Lessor's own negligence or failure to effect any repair or maintenance required by this lease. Lessor shall have no liability to Lessee for any injury, loss, or damage caused by third parties, or by any condition of the Leased Property.

6. COMPLIANCE WITH LAW AND HAZARDOUS MATERIALS.

   6.1 Lessee agrees to comply with all laws, rules, orders, ordinances, regulations and requirements of federal, state and local authorities pertaining to Lessee's use of the Leased Property, including, but not limited to, any and all such laws, rules, regulations and requirements pertaining to the handling, storage and disposal of Hazardous Materials. Lessee shall not be responsible for the presence of any Hazardous Material or other contamination on the Lease Property at or prior to the effective date of this lease.

LEASE AGREEMENT - 4

   6.2 As used in this Agreement, the term "Hazardous Material" means any hazardous or toxic substances, material or waste, including, but not limited to, those substances, materials and wastes in the UNITED STATES DEPARTMENT OF TRANSPORTATION HAZARDOUS MATERIALS TABLE (49 C.F.R. SS. 172.101), or by the UNITED STATES ENVIRONMENTAL PROTECTION AGENCY as hazardous substances (40 C.F.R.
PART 302) and amendments thereto, petroleum products, or other such substances, materials and wastes that are or become regulated under any applicable local, state or federal law.

7. ASSIGNMENT, SUBLEASE AND SUCCESSOR INTEREST.

   7.1 Lessee reserves the right to sublease all or any portion of the Leased Property without Lessor's prior consent; provided, however, that any such sublessee shall be bound by the terms and conditions imposed upon Lessee hereunder, and no such sublease shall relieve Lessee of any of Lessee's obligations hereunder. This lease shall be binding upon and inure to the benefit of the parties to this lease agreement, their heirs, successors and assigns.

8. DEFAULT AND REMEDIES.

   8.1 EVENTS OF DEFAULT. The following shall be events of default:

       8.1.1 Failure to pay rent within 10 days of its due date; provided, however, that Lessee shall not be deemed in default for failure to pay rent unless written notice of such default is given by Lessor to Lessee and Lessee fails to pay any such due and unpaid rent within 10 days after delivery of such notice (provided further, however, that Lessor shall not be required to give more than two such written notices within any 12-month period).

       8.1.2 Dissolution, termination of existence, insolvency, appointment of a receiver of any of the Leased Property, assignment for the benefit of creditors, or commencement of any proceedings under any bankruptcy or insolvency laws by or against Lessee;

       8.1.3 Failure of Lessee to comply with any other term or condition, or fulfill any other obligation of this lease within 30 days after written notice by Lessor specifying the nature of the default with reasonable particularity. If the default is of such a nature that it cannot be completely remedied within the 30-day period, this provision shall be complied with if Lessee begins correction of the default within the 30-day period and thereafter proceeds with reasonable diligence and good faith to effect the remedy as soon as possible.

   8.2 REMEDIES ON DEFAULT. In the event of a default, the lease may be terminated at the option of Lessor by written notice to Lessee. Whether or not the lease is terminated by the election of Lessor or otherwise, Lessor shall be

LEASE AGREEMENT - 5
entitled to recover damages from Lessee for the default, and Lessor may reenter, take possession of the premises, and remove any persons or property by legal action or by self-help with the use of reasonable force and without liability for damages and without having accepted a surrender.

   8.3 RELETTING. Following reentry or abandonment, Lessor may relet the Leased Property and in that connection may make any suitable alterations or refurbish the Leased Property, or both, or change the character or use of the Leased Property, but Lessor shall not be required to relet for any use or purpose other than that specified in the lease or which Lessor may reasonably consider injurious to the Leased Property, or to any tenant that Lessor may consider objectionable. Lessor may relet all or part of the Leased Property, alone or in conjunction with other properties, for a term longer or shorter than the term of this lease, upon any reasonable terms and conditions, including the granting of some rent-free occupancy or other rent concession.

   8.4 DAMAGES. In the event of termination or retaking of possession following default, Lessor shall be entitled to recover immediately, without waiting until the due date of any further rent or under the date fixed for expiration of the lease term, the following amounts as damages:

       8.4.1 The loss of rental from the date of default until a new tenant is, or with the exercise of reasonable efforts could have been, secured and paying out.

       8.4.2 The reasonable costs of reentry and reletting including without limitation the cost of any cleanup, refurbishing, removal of Lessee's property and fixtures, costs incurred under Section 8.6, or any other expenses occasioned by Lessee's default including but not limited to, any remodeling or repair costs, attorney fees, court costs, broker commissions, and advertising costs.

       8.4.3 Any excess of the value of the rent and all of Lessee's other obligations under this lease over the reasonable expected return from the premises for the period commencing on the earlier of the date of trial, or if no trial, the date of the entry of a judgment, or the date the premises are relet, and continuing through the end of the term. The present value of future amounts will be computed using a discount rate equal to the prime loan rate of major Oregon banks in effect on the date of trial, or, if no trial, on the date of the entry of a judgment.

   8.5 RIGHT TO SUE MORE THAN ONCE. Lessor may sue periodically to recover damages during the period corresponding to the remainder of the lease term, and no action for damages shall bar a later action for damages subsequently accruing.

   8.6 LANDLORD'S RIGHT TO CURE DEFAULTS. If Lessee fails to perform any obligation under this lease, Lessor shall have the option to do so after 30

LEASE AGREEMENT - 6
days' written notice to Lessee. All of Lessor's expenditures to correct the default shall be reimbursed by Lessee on demand with interest at the rate of 9% per annum from the date of expenditure by Lessor. Such action by Lessor shall not waive any other remedies available to Lessor because of the default.

   8.7 REMEDIES CUMULATIVE. The foregoing remedies shall be in addition to and shall not exclude any other remedy available to Lessor under applicable law.

9. SURRENDER AT EXPIRATION.

   9.1 CONDITION OF PREMISES. Upon expiration of the lease term or earlier termination on account of default, Lessee shall deliver all keys to Lessor and surrender the Lease Property in first-class condition and broom clean. Alterations constructed by Lessee with permission from Lessor shall not be removed or restored to the original condition unless the terms of permission for the alteration so require. Depreciation and wear from ordinary use for the purpose for which Lessee is responsible shall be completed to the latest practical date prior to such surrender. Lessee's obligations under this section shall be subordinate to the provisions relating to destruction.

   9.2 FIXTURES.

       9.2.1 All fixtures placed upon the Leased Property during the term, other than Lessee's trade fixtures, shall, at Lessor's option, become the property of Lessor. If Lessor so elects, Lessee shall remove any or all fixtures that would otherwise remain the property of Lessor, and shall repair any physical damage resulting from the removal. If Lessee fails to remove such fixtures, Lessor may do so and charge the cost to Lessee with interest at the legal rate from the date of expenditure.

   9.3 HOLDOVER.

       9.3.l If Lessee does not vacate the Leased Property at the time required, Lessor shall have the option to treat Lessee as a tenant from month to month, subject to all of the provisions of this lease except the provisions for term and renewal (and at a rental rate equal to 150% of the rent last paid by Lessee during the original term), or to eject Lessee from the Leased Property and recover damages caused by wrongful holdover. Failure of Lessee to remove fixtures, furniture, furnishings, or trade fixtures that Lessee is required to remove under this lease shall constitute a failure to vacate to which this section shall apply if the property not removed will substantially interfere with occupancy of the Leased Property by another tenant or with occupancy by Lessor for any purpose including preparation for a new tenant.

LEASE AGREEMENT - 7

       9.3.2 If a month-to-month tenancy results from a holdover by Lessee under this Section 9.3, the tenancy shall be terminable at the end of any monthly rental period on written notice from Lessor given not less than 10 days prior to the termination date which shall be specified in the notice. Lessor waives any notice that would otherwise be provided by law with respect to a month-to-month tenancy.

10. DAMAGE AND DESTRUCTION.

   10.1 PARTIAL DAMAGE. If the improvements on the Leased Property are partly damaged and Section 10.2 does not apply, said improvements shall, to the extent of the availability of insurance proceeds, be repaired, and Lessee shall have the option to make any additional repairs not covered by insurance.

   10.2 DESTRUCTION. If the premises are destroyed or damaged such that the cost of repair exceeds 50% of the value of the structure before the damage, either party may elect to terminate the lease as of the date of the damage or destruction by notice given to the other in writing not more than forty-five
(45) days following the date of damage; provided, however, that Lessee shall have the option, exercisable within said 45 days, to cause the structure to be rebuilt to at least as good a condition as it was in immediately prior to said damage, and shall be entitled to utilize all available insurance proceeds for that purpose. In the event of termination under this Section 10.2, all rights and obligations of the parties shall cease as of the effective date of termination, and Lessee shall be entitled to the reimbursement of any prepaid amounts paid by Lessee and attributable to the anticipated term. Any repairs to be performed pursuant to this Section 10.2 or Section 10.1 above shall be commenced as soon as reasonably possible and thereafter shall proceed without interruption except for work stoppages on account of labor disputes and matters beyond Lessee's reasonable control.

   10.3 RENT ABATEMENT. Rent shall be abated during the repair of any damage to the extent the premises are untenantable.

11. EMINENT DOMAIN.

   11.1 PARTIAL TAKING. If a portion of the Leased Property is condemned and Section 11.2 below does not apply, the lease shall continue on the following terms:

       11.1.1 Lessor shall be entitled to all of the proceeds of condemnation, and Lessee shall have no claim against Lessor as a result of the condemnation.

       11.1.2 Lessor shall proceed as soon as reasonably possible to make such repairs and alterations to the Leased Property as are necessary to restore the remaining premises to a condition as comparable

LEASE AGREEMENT - 8
                as reasonably practicable to that existing at the time of the condemnation.

       11.1.3 After the date on which title vests in the condemning authority or an earlier date on which alterations or repairs are commenced by Lessor to restore the balance of the Leased Property in anticipation of taking, the rental to be paid hereunder shall be reduced in proportion to the reduction in value of the Leased Property as an economic unit on account of the partial taking. If the parties are unable to agree on the amount of the reduction of rent, the amount shall be determined by arbitration in the manner provided hereinbelow.

       11.1.4 If a portion of Lessor's property not included in the Leased Property is taken and severance damages are awarded on account of the Leased Property, or an award is made for detriment to the Leased Property as a result of activity by a public body not involving a physical taking of any portion of the Leased Property, this shall be regarded as a partial condemnation to which this Section shall apply, and the rent shall be reduced to the extent of reduction in the rental value of the Leased Property as though a portion had been physically taken.

   11.2 TOTAL TAKING. If a condemning authority takes all of the Leased Property, or a portion sufficient to render the remaining premises reasonably unsuitable for the use that Lessee was then making of the premises, the lease shall terminate as of the date title vests in the condemning authorities. The parties shall be entitled to share in the condemnation proceeds in proportion to the values of their respective interests in the Leased Property.

   11.3 SALE IN LIEU OF CONDEMNATION. Sale of all or part of the Leased Property to a purchaser with the power of eminent domain in the face of a threat or probability of the exercise of the power shall be treated for the purposes of this Section 11 as a taking by condemnation.

12. MISCELLANEOUS.

   12.1 NONWAIVER. Waiver by either party of strict performance of any provision of this lease shall not be a waiver of or prejudice the party's right to require strict performance of the same provision in the future or of any other provision.

   12.2 ATTORNEY FEES. If suit or action is instituted in connection with any controversy arising out of this lease, the prevailing party shall be entitled to recover in addition to costs such sum as the court may adjudge reasonable as attorney fees at trial, on petition for review, and on appeal.

LEASE AGREEMENT - 9

   12.3 NOTICES. Any notice required or permitted under this lease shall be given when actually delivered or 48 hours after deposited in United States mail as certified mail addressed to the address first given in this lease or to such other address as may be specified from time to time by either of the parties in writing.

   12.4 RECORDATION. This lease shall not be recorded without the written consent of Lessor. Lessor and Lessee shall execute and acknowledge a memorandum of this lease in a form suitable for recording, and Lessee may record the memorandum. Upon the expiration or earlier termination of this lease, Lessee agrees to execute such documents as may reasonably be required in order to remove said memorandum as a cloud on the title to the Leased Property.

   12.5 ENTRY FOR INSPECTION. Lessor shall have the right, upon 48 hours' prior written notice (except in the case of an emergency) to enter upon the Leased Property at any time to determine Lessee's compliance with this lease, to make necessary repairs to the building or to the Leased Property, or to show the Leased Property to any prospective tenant or purchaser, and in addition shall have the right, at any time during the last two months of the term of this lease, to place and maintain upon the Leased Property notices for leasing or selling of the Leased Property.

   12.6 INTEREST ON RENT AND OTHER CHARGES. Any rent or other payment required by Lessee by this lease shall, if not paid within ten (10) days after it is due, bear interest at the rate of 10% per annum (but not in any event at a rate higher than the maximum rate of interest permitted by law) from the due date until paid.

   12.7 PRORATION OF RENT. In the event of commencement or termination of this lease at a time other than the beginning or end of one of the specified rental periods, then the rent shall be prorated as of the date of commencement or termination and in the event of termination for reasons other than default, all prepaid rent shall be refunded to Lessee or paid on its account.

   12.8 TIME OF ESSENCE. Time is of the essence of the performance of each of Lessee's obligations under this lease.

   12.9 SECURITY DEPOSIT. To secure Lessee's compliance with all terms of this lease, Lessee has paid Lessor the sum of $2,675.00 as a deposit. This deposit shall be a debt from Lessor to Lessee, refundable within thirty (30) days after the expiration of the fifth anniversary date of the effective date of this lease, or other termination not caused by Lessee's default. Lessor shall have the right to offset against the deposit any sums owing from Lessee to Lessor and not paid when due, any damages caused by Lessee's default, the cost of curing any default by Lessee should Lessor elect to do so, and the cost of performing any repair or cleanup that is Lessee's responsibility under this lease.

13. RIGHT OF FIRST REFUSAL. Lessor agrees not to sell, transfer, exchange, grant an option to purchase, or otherwise dispose of the Leased Property, or any part of, or interest in, the Leased Property during the term of this lease, including

LEASE AGREEMENT - 10
any renewal term, without first offering the Leased Property to Lessee on the terms and conditions set forth herein.

   13.1 In the event Lessor receives from a third party (the "Third Party Offeror") a bona fide offer to purchase the Leased Property, or a part of it, or an interest in it, which is otherwise acceptable to Lessor, Lessor shall give Lessee written notice (the "Notice") of the price, terms, and conditions of the offer and deliver a copy of the executed offer (the "Offer") to Lessee.

   13.2 Within five (5) days of Lessor's receipt of the Notice and a copy of the Offer, Lessee shall have the prior and preferential right to purchase the Leased Property (or the part of or interest in the property covered by the Offer, as the case may be) at the same price and on the same terms and conditions as are contained in the Offer, provided Lessee shall receive a credit against the sales price in an amount equal to any brokerage commission that Lessor may save by selling the Leased Property to Lessee rather than the Third Party Offeror.

   13.3 In the event Lessee fails to provide written notice to Lessor of its exercise of its right to purchase the Leased Property pursuant to the terms of this Section 13, then Lessor shall be entitled to sell the property according to the terms of the Offer to the Third Party Offeror, subject to the terms of
Section 13.4 below.

   13.4 If Lessee fails to timely exercise its right to purchase the Leased Property pursuant to the terms hereof, and for any reason Lessor shall not sell or convey the Leased Property (or a portion thereof or interest therein, as the case may be) to the Third Party Offeror on the terms contained in the Offer within the time set forth in the Offer, then Lessor must resubmit the Offer as well as any other offer to Lessee before selling the property, and such Offer shall be subject to Lessee's first of first refusal hereunder.

   13.5 The right of first refusal granted hereunder shall not apply to a conveyance of the Leased Property to any trust, partnership, limited partnership, joint venture, corporation or other entity in which Lessor's own and control a 100% ownership interest. In addition, this right of first refusal will not apply to a conveyance of the property to Lessor's heirs or devisees as a result of the death of either or both of the above-named lessors. This right of first refusal shall, however, be binding upon and enforceable against any of the permitted transferees described in this Section 13.5.

14. ARBITRATION.

   14.1 APPOINTMENT OF ARBITRATOR. If any dispute arises between the parties as to a matter which this lease says should be arbitrated, or as to any other questions involving apportionment or evaluation, either party may request arbitration and appoint as a [sic] arbitrator an independent real estate appraiser having knowledge of valuation of rental properties comparable to the Leased Property. The other parties shall also choose an arbitrator with such qualifications, and the two arbitrators shall choose a third. If the choice of the second or third arbitrator is not made within twenty (20) days of the choosing of the prior arbitrator, then either party may apply to the presiding judge of the Circuit Court in the county in which the Leased Property is located

LEASE AGREEMENT - 11
to appoint the required arbitrator.

   14.2 PROCEDURE FOR ARBITRATION. The arbitration shall proceed according to the Oregon Statutes governing arbitration, and the award of the arbitrator shall have the effect therein provided. The arbitration shall take place in the county where the Leased Property is located. Cost of the arbitration shall be shared equally by the parties, but each party shall pay its own attorney fees incurred in connection therewith. The outcome of said arbitration shall be binding upon the parties, their heirs, administrators, successors and assigns.

   IN WITNESS WHEREOF, the parties have executed this Agreement effective the day and year written above.

                                  LESSOR:

                                  /s/  J. H. May
                                  -----------------------------------
                                  J. H. May



                                  /s/ Agnes E. May
                                  -----------------------------------
                                  Agnes E. May


                                  LESSEE:

                                  /s/ E. Danell Giustina
                                  -----------------------------------
                                  E. Danell Giustina



                                  /s/ James Ivory
                                  -----------------------------------
                                  James Ivory


LEASE AGREEMENT - 12

                               AMENDMENT TO LEASE

This Amendment to Lease Agreement is entered into on the 12th day of June, 1995,
                                                        ------
between Quimby Street Partners ("Landlord") and Oregon Baking Company dba "Marsee Baking" ("Tenant").

                                    RECITALS

A. Landlord and Tenant entered into a Lease Agreement ("The Lease") on June 12, 1995.

B.     Landlord and Tenant hereby agree to amend the lease as follows:

       1. Section 1.2 of the Lease shall be superseded and replaced by the following:

                  1.2      Identification of Exhibits.
                           --------------------------

                           The Exhibits identified below are attached to this Lease are incorporated in this Lease by reference.

                           Exhibit A:             Building Schematic
                           Exhibit B:             Option to Renew
                           Exhibit C:             Tenant improvements
                           Exhibit D:             Master Lease
                           Exhibit E:             Personal Guarantee

       2.    Exhibit E, attached hereto.

       3. Except as expressly provided herein, all other provisions of the lease and the Exhibits and Addenda thereto shall remain as set forth therein. In the event of a conflict between this Amendment and the Lease proper, the provisions of this Amendment shall prevail.

       In witness whereof, the parties have executed this Amendment to Lease as of the date specified above.

LANDLORD                                     TENANT
Quimby Street Partners                       Oregon Baking Company
PO Box 529                                   dba "Marsee Baking"
Eugene, OR 97440                             2277 NW Quimby Street
                                             Portland, OR 97210

/s/ Illegible, Partner.                      /s/ Howard Wasserteil
---------------------------                  ----------------------------

                                   EXHIBIT E

Personal Guarantee
------------------

In consideration of the making of this Lease between Quimby Street Partners ("Landlord") and Oregon Baking Company dba "Marsee Baking" ("Tenant"), the undersigned personally guarantee the payment of rent to be paid by the Tenant and the performance by the Tenant of all terms, conditions, covenants and agreements of the Lease.




/s/ Howard Wasserteil                        /s/ Robert Schneider
---------------------                        --------------------
 Howard Wasserteil                            Robert Schneider